UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5983

                           The New Germany Fund, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                           --------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.

                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end: 12/31

Date of reporting period: 6/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------
THE FUND

The New Germany Fund, Inc. is a non-diversified, actively-managed Exchange-Traded Closed-End Fund listed on the New York Stock Exchange with the symbol "GF". The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The   foregoing    information    is   also   available   on   our   Web   site:
www.newgermanyfund.com.


--------------------------------------------------------------------------------
THERE ARE THREE EXCHANGE-TRADED CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY WHOLLY-OWNED SUBSIDIARIES OF THE DEUTSCHEBANK GROUP:
o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).
o New Germany Fund--investing primarily in the middle-market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).
o Central Europe and Russia Fund--investing primarily in Central and Eastern European companies as well as in Russia.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
--------------------------------------------------------------------------------
8506

                                [GRAPHIC OMITTED]
                                 THE NEW GERMANY
                                   FUND, INC.
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2003

                                [GRAPHIC OMITTED]


                                 THE NEW GERMANY
                                   FUND, INC.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                 August 25, 2003
Dear Shareholder,
   The German equity market staged a major rebound from its low point reached on March 12, 2003. Stock market sentiment has substantially improved due to reduced uncertainties related to the Iraq war and investors are refocusing once more on fundamentals, such as valuations and growth. Another important factor has been Chancellor Schroeder's proposed reform program, the so-called "Agenda 2010". Its most important aim is to increase the German economy's competitiveness and thus reduce unemployment. Additionally, the German government announced its intention to bring forward major income tax cuts to stimulate consumption. Finally, the European Central Bank continued its easy monetary policy stance by reducing its benchmark rate to 2%.
   For the six months ended June 30, 2003, the net asset value per share of the New Germany Fund increased 36.9% and its share price increased 38.9%, while the Fund's benchmark, the Midcap Market Performance Index, increased by 29.0% in US dollar terms during the same period. Second quarter returns were exceptionally strong with the Fund's net asset value up by 34.5%, its share price up 39.3% and the Mid Cap Market Index up 35.0%.
   As in previous quarters, performance of the New Germany Fund was driven by stock selection and company-specific news flow. During the second quarter the Fund sold its entire holding in Wella after P&G took a controlling stake in the company. In the financial sector, positions in the banking and insurance sectors were increased due to favorable valuations and the fact that the European Central Bank signaled its willingness to further cut interest rates. Buying positions in EADS, MG Technologies and Rheinmetall increased the Fund's exposure to the machinery and industrial sectors. Rheinmetall is expected to benefit from a restructuring program while MG Technologies trades at a significant discount to its sum-of-the-parts valuation. We are basing our EADS position on expected profit from strong order flows and revenue growth as some of the key defense programs move into production. Overall the midcap segment still enjoys a valuation advantage over the large-cap segment and forward P/E's of 12 times for 2004 still seem reasonable.
   The New Germany Fund continued its open-market purchases of its shares, buying 274,900 shares during the first six months of 2003. The Fund's discount to its net asset value averaged 20.9% during this period.

                           Sincerely,


/S/Christian Strenger          /S/Richard Hale
Christian Strenger             Richard T. Hale
Chairman                       President

--------------------------------------------------------------------------------
  FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                             WWW.NEWGERMANYFUND.COM
--------------------------------------------------------------------------------

FUND HISTORY AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

STATISTICS:
Net Assets .................................................  $168,741,858
Shares Outstanding .........................................    27,212,543
NAV Per Share ..............................................         $6.20

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

  YEAR/
RECORD                         ORDINARY           LT CAPITAL
  DATE                          INCOME               GAINS             TOTAL
   ------                      --------           ----------           ------
2002 .......................     $  --               $  --              $  --
2001 .......................     $  --               $  --              $  --
11/20/00 ...................     $0.01               $1.30              $1.31
9/1/00 .....................     $0.07               $0.35              $0.42
11/19/99 ...................     $0.05               $1.02              $1.07
11/16/98 ...................     $1.00               $2.66              $3.66

TOTAL RETURNS:
                                             FOR THE SIX                  FOR THE YEARS ENDED DECEMBER 31,
                                            MONTHS ENDED      -------------------------------------------------------------
                                            JUNE 30, 2003       2002        2001        2000         1999        1998
                                           ----------------  --------    --------     --------      -------     -------
Net Asset Value (a) .....................       36.87%       (39.60)%    (35.68)%     (11.46)%      (2.22)%     23.85%
Market Value ............................       38.87%       (39.52)%    (33.86)%     (14.35)%       3.64%      21.58%
Benchmark ...............................       28.95% 1     (37.58)% 2  (33.46)% 3   (16.13)% 3    (9.79)% 4   14.62% 4

--------------------------------------------------------------------------------
 (1)  Represents 75% MDAX*/25% NEMAX 50** for  1/1/03-3/31/03  and 100% MCAPM***
      for 4/1/03-6/30/03. At the February 3, 2003 Board Meeting, the Board of Directors approved a change to the Fund's benchmark. Effective April 1, 2003, the Fund's new benchmark became the MCAPM (Midcap Market Performance Index). The index is composed of 50 MDAX and 30 TecDAX issues. The previous benchmark (75% MDAX and 25% NEMAX 50) is no longer viable long-term as the Deutsche Boerse has announced plans to discontinue the NEMAX 50.
 (2) Represents 60% MDAX/40% NEMAX 50 for 1/1/02-8/31/02 and 75% MDAX/25% NEMAX 50 for 9/1/02-12/31/02.
 (3) Represents 60% MDAX/40% NEMAX 50.
 (4) Represents the MDAX Index.
   * MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange.
  ** NEMAX 50 is  comprised of the 50 largest  technology  issues from the Prime
     Segment that are ranked below the DAX.
 *** MCAPM is a total return index that is composed of various MDAX and TecDAX issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment.

OTHER INFORMATION:
NYSE Ticker Symbol ..................................................       GF
NASDAQ Symbol .......................................................    XGFNX
Dividend Reinvestment Plan ..........................................      Yes
Voluntary Cash Purchase Program .....................................      Yes
Annualized Expense Ratio ............................................    1.55%

----------------------------
FUND PERFORMANCE IS HISTORICAL, ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS, AND IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE.
(A) TOTAL INVESTMENT RETURNS REFLECT CHANGES IN NET ASSET VALUE PER SHARE DURING EACH PERIOD AND ASSUME THAT DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THESE PERCENTAGES ARE NOT AN INDICATION OF THE PERFORMANCE OF A SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON MARKET PRICE.

INVESTMENTS IN FUNDS INVOLVE RISK. SOME FUNDS HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, MARKET CAPITALIZATION OR FOREIGN SECURITIES (E.G., POLITICAL OR ECONOMIC INSTABILITY, WHICH CAN BE ACCENTUATED IN EMERGING MARKET COUNTRIES).

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2003 (AS % OF PORTFOLIO)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Tires & Inner Tubes (7.2%)
Services - Information Retrieval Services (7.0%)
Pharmaceutical Preparations (6.6%)
Wholesales - Medical, Dental& Hospital Equipment (5.5%)
Guided Missiles & Space Vehicles (5.5%)
Rubber & Plastic Footwear (4.4%)
Special Industry Machinery (4.1%)
Wholesales - Computer & Peripheral Equipment & Software (4.0%)
Surgical & Medical Instruments & Apparatus (3.4%)
National Commercial Banks (3.1%)
Wholesale - Drugs Proprietaries & Druggists Sundries (3.1%)
Electromedical & Electrotherapeutic (3.0%)
Airports, Flying Fields & Airports (2.9%)
General Industrial Machinery & Equipment (2.9%)
Heavy Construction (2.8%)
Electronic Computers (2.8%)
Others (31.7%)


10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

                                                    % of
                                                  Portfolio
                                                    --------
 1.   Continental                                    7.2
 2.   T-Online International                         7.0
 3.   Beiersdorf                                     5.5
 4.   European Aeronautic Defense                    5.5
 5.   Puma                                           4.4

                                                    % of
                                                  Portfolio
                                                    --------
 6.   Stada Arzneimittel                             4.0
 7.   Medion                                         4.0
 8.   Singulus Technologies                          3.3
 9.   Depfa Bank Plc                                 3.1
10.   Celesio                                        3.1

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

   QUESTION: What makes you think that the "Agenda 2010" reform package will actually go through in its entirety, without being diluted by special interest groups?

   ANSWER: "Reform" has certainly become one of the most cliched words in Germany today. In view of lame growth, stubbornly rising unemployment and a social security system beset with major financing problems, there is broad consensus about the fact that something has to change. The "Agenda 2010" is certainly not a concept that will solve Germany's structural problems once and for all, but it represents a major turn around from the vantage point of the left-wing party base and parts of the trade unions. Mr. Schroeder has linked his political fate to the Agenda, and it seems that he has gained the upper hand in his own party. The proposed reform package received the blessing of around 90% of the delegates at the Social Democratic Party's extraordinary party congress in Berlin on June 1st after a fierce debate and some concessions regarding transition periods for unemployment payments and the special situation of Eastern Germany. Interestingly, the opposition has already signaled that it might support Mr. Schroeder's reform package, as long as the key issues are not watered down and reform continues.

   QUESTION: Assuming the reform is on track, what are some of the key proposals in Chancellor Schroeder's proposed reform program and how would it benefit the German economy?

   ANSWER: The core of the reform measures is that the state healthcare system will no longer pay for certain benefits, and going forward it will have to be financed either by the beneficiaries themselves or by the taxpayer. Higher extra payments for drugs and visits to the doctor and measures to increase competition among medical providers and pharmacies should lead to a reduction in healthcare expenditures. It is estimated that the overall cost to the healthcare system could be reduced by about Euro 20 bn, which is equivalent to about 2% of the total contributions to the state healthcare system. Currently, contribution rates average around 14.3%, and paid in equal parts by employers and employees. Therefore employers would benefit most, as their non-wage labor costs would decline in line with the cut. In addition to health care reform, the proposal includes a provision for labor market and old-age pension reform. The labor market reform includes a major cut in unemployment benefits in order to increase the incentive to find a job and to bring financial relief to the unemployment system. Old age pensions are expected to be cut due to demographic developments and a higher life expectancy.

   QUESTION: What about the tax cuts? This seems to be last year's story. What is new and how will the economy benefit?

   ANSWER: The government decided to bring forward the third stage of the tax reform by one year, from 2003 to January 2004. The government estimates that the additional relief for households would come to about Euro 15 bn, and together with the second stage of the tax reform would be equal to about Euro 22 bn. This step is expected to be financed by higher borrowings, more radical cuts in tax subsidies for commuters and homeowners as well as privatization revenues. Overall, this step would improve business and consumer sentiment, and is expected to give some additional impulses to growth this and next year. Assuming that the savings ratio will rise only slightly it is expected to add about .3% to next year's GDP growth.

   QUESTION: Wouldn't this tax cut jeopardize the already high budget deficit in Germany and with that exceed the 3% Maastricht deficit ceiling?

   ANSWER: Yes, it is likely that Germany's 2004 deficit will exceed the Maastricht limit for the third time in a row. However, this is not necessarily the governments' view. So far, if we can believe Finance Minister Eichel, he seems to be confident, that the Maastricht deficit will be back below the 3% ceiling in 2004, provided that the economy grows by 2% next year.

HANSPETER ACKERMANN, Chief Investment Officer of the New Germany Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

OUTLOOK FOR THE GERMAN ECONOMY
   Recent news flow confirms that the German economy is at the beginning of a rebound. One common indicator for business sentiment is the Ifo index, which increased in July from 88.8 to 89.2 and was solely driven by the business expectations component, which advanced for the third time in a row from 98.6 to
100.2. Another positive signal was received from the German labor market, as the number of unemployed fell by 33,000 in June after falling by 10,000 in May. These numbers were contrary to market expectations, and were enough to lower the unemployment rate for the first time in two years from 10.7% to 10.6%. Our assumption is that economic growth should also receive a boost from the pending tax reform and the low interest rate environment. The outlook on inflation remains good with July's inflation number falling to .9% year on year.
   The European Central Bank ("ECB") kept interest rates on hold in July and sent a neutral message to the market with regards to future interest rate cuts. However, with the refinancing rate at a low 2%, the ECB kept its monetary policy easy enough to stimulate the Western European economies. Market participants still expect another interest rate cut, which seems rather unlikely in the near term. Especially, as the ECB is going through its yearly routine of handing over its presidency and will therefore need the subsequent months to prepare the 2004 budgets. This could delay a potential interest rate cut until December 4th. However, key risks to such an expectation include a more powerful recovery of the European economy and a weaker Euro.
   The Euro exchange rate has topped out at around 1.19 against the US$ at the end of May after strengthening more than 29% from a year and a half ago. This pause seems normal as Europe's current account surplus is narrowing and investment flows into the Euro area are reversing. Our expectation is that the Euro will strengthen further against the US$, but this appreciation could be delayed if a possible recovery in the US economy gives rise to renewed capital outflows from Euroland.

THE NEW GERMANY FUND, INC.
SCHEDULE OFINVESTMENTS -- JUNE 30, 2003 (UNAUDITED)

   SHARES               DESCRIPTION                VALUE
  --------             -------------          -------------


INVESTMENTS IN GERMAN SECURITIES--84.9%
            COMMON STOCKS--75.3%
            ACCIDENT & HEALTH INSURANCE--1.8%
  115,000   Hannover
              Rueckversicherungs* ..........  $  2,987,291
                                              ------------
            AIRPORTS, FLYING FIELDS & AIRPORT--2.8%
  210,000   Fraport* .......................     4,697,138
                                              ------------
            AUTOMOTIVE TRIMMING, APPAREL FINDINGS--0.9%
   25,000   W.E.T. Automotive
              Systems* .....................     1,547,667
                                              ------------
            BEET SUGAR--2.1%
  206,000   Suedzucker .....................     3,542,175
                                              ------------
            CEMENT--0.8%
   58,181   Heidelberg Cement* .............     1,285,304
                                              ------------
            ELECTRONIC CAPACITATORS--1.7%
  225,000   Epcos* .........................     2,901,660
                                              ------------
            ELECTRONIC COMPUTERS--2.8%
  582,120   Kontron* .......................     2,903,845
   35,000   Leoni* .........................     1,741,916
                                              ------------
                                                 4,645,761
                                              ------------
            GENERAL BUILDING CONTRACTORS--0.4%
   46,600   Hochtief .......................       737,014
                                              ------------
            GENERAL INDUSTRIAL MACHINERY
              & EQUIPMENT--2.8%
  465,000   Mg Technologies ................     4,714,034
                                              ------------
            HEAVY CONSTRUCTION--2.7%
  182,200   Bilfinger & Berger .............     4,638,668
                                              ------------
            LIFE INSURANCE--2.5%
   64,820   AMB Generali Holding ...........     4,254,184
                                              ------------
            NEWSPAPER: PUBLISHING OR
              PUBLISHING & PRINTING--1.2%
   36,085   Axel Springer ..................     2,032,329
                                              ------------
            PHARMACEUTICAL PREPARATIONS--6.4%
  124,000   Merck ..........................     3,605,899
   15,000   Schwarz Pharma .................       575,849
  103,410   Stada Arzneimittel .............     6,584,814
                                              ------------
                                                10,766,562
                                              ------------

   SHARES               DESCRIPTION                VALUE
  --------             -------------          -------------
            PLASTICS MATERIAL, SYNTHETIC
              RESINS & NONVULCAN ELASTOMERS--1.8%
  124,700   Celanese .......................  $  3,035,733
                                              ------------
            PRINTING TRADES MACHINERY
              & EQUIPMENT--0.9%
   62,000   Heidelberger
              Druckmaschinen* ..............     1,553,529
                                              ------------
            PUMP AND PUMPING EQUIPMENT--0.5%
   30,934   Pfeiffer Vacum Technology ......       835,555
                                              ------------
            RETAIL-MISCELLANEOUS
              RETAIL STORES--1.5%
  113,725   Douglas ........................     2,457,452
                                              ------------
            RETAIL-OPTICAL
              GOODS STORES--1.2%
   48,600   Fielmann .......................     1,932,785
                                              ------------
            RUBBER & PLASTIC
              FOOTWEAR--4.2%
   72,000   Puma ...........................     7,158,463
                                              ------------
            SERVICES-COMMERCIAL PHYSICAL
              & BIOLOGICAL RESEARCH--1.1%
  295,000   GPC Biotech* ...................     1,814,041
                                              ------------
            SERVICES-COMPUTER PROGRAMMING
              SERVICES--1.2%
   79,750   Fja ............................     2,001,039
                                              ------------
            SERVICES-COMPUTER RENTAL
              & LEASING--1.4%
  126,789   Grenkeleasing ..................     2,419,139
                                              ------------
            SERVICES-INFORMATION RETRIEVAL
              SERVICES--6.8%
1,109,200   T-Online International* ........    11,474,230
                                              ------------
            SERVICES-NONPHYSICAL R
              ESEARCH--1.2%
  106,600   GFK ............................     2,009,427
                                              ------------
            SPECIAL INDUSTRY
              MACHINERY--4.0%
  315,700   Singulus Technologies* .........     5,472,013
  260,900   Suess MicroTec* ................     1,316,466
                                              ------------
                                                 6,788,479
                                              ------------



--------------------
*Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- JUNE 30, 2003 (UNAUDITED) (CONTINUED)

   SHARES               DESCRIPTION                VALUE
  --------             -------------          -------------

            STEEL WORKS, BLAST FURNACES
              & ROLLING & FINISHING MILLS--0.5%
  120,000   Salzgitter .....................  $    910,325
                                              ------------
            TIRES & INNER TUBES--7.0%
  565,000   Continental ....................    11,871,233
                                              ------------
            WHOLESALE-COMPUTER & PERIPHERAL
              EQUIPMENT & SOFTWARE--3.8%
  149,100   Medion .........................     6,488,278
                                              ------------
            WHOLESALE-DRUGS PROPRIETARIES &
              DRUGGISTS SUNDRIES--3.0%
  130,000   Celesio ........................     5,113,221
                                              ------------
            WHOLESALE-INDUSTRIAL MACHINERY &
              EQUIPMENT--0.9%
   40,000   Vossloh ........................     1,436,290
                                              ------------
            WHOLESALE-MEDICAL DENTAL &
              HOSPITAL EQUIPMENT--5.4%
   67,500   Beiersdorf .....................     9,030,836
                                              ------------
            Total Common Stocks
              (cost $115,547,540) ..........   127,079,842
                                              ------------
            PREFERRED STOCKS--9.6%
            CARBURETORS, PISTONS,
              PISTON RINGS--2.3%
  206,400   Rheinmetall ....................     3,890,673
                                              ------------
            ELECTROMEDICAL &
              ELECTROTHERAPEUTIC--2.9%
  103,300   Fresenius ......................     4,885,864
                                              ------------
            MEN'S AND BOYS SUITS AND COATS--1.4%
  165,000   Hugo Boss ......................     2,438,912
                                              ------------
            SERVICES-OFFICES & CLINICS OF
              DOCTORS OF MEDICINE--2.0%
   86,850   Rhoen-Klinikum .................     3,369,107
                                              ------------

   SHARES               DESCRIPTION                VALUE
  --------             -------------          -------------
            SURGICAL & MEDICAL INSTRUMENTS &
              APPARATUS--1.0%
   40,000   Draegerwerk ....................  $  1,643,642
                                              ------------
            Total Preferred Stocks
              (cost $12,992,449) ...........    16,228,198
                                              ------------
            Total Investments in
              German Securities
              (cost $128,539,989) ..........   143,308,040
                                              ------------

INVESTMENTS IN DUTCH COMMON
    STOCKS--7.7%
            GUIDED MISSILES & SPACE VEHICLES--5.3%
  710,000   European Aeronautic
              Defense ......................     8,976,814
                                              ------------
            SURGICAL & MEDICAL INSTRUMENTS &
              APPARATUS--2.4%
  469,150   Qiagen* ........................     3,963,421
                                              ------------
            Total Investments in Dutch
              Common Stocks
              (cost $10,509,071) ...........    12,940,235
                                              ------------

INVESTMENTS IN IRISH COMMON STOCKS--3.1%
            NATIONAL COMMERCIAL
              BANKS--3.1%
   66,000   Depfa Bank Plc
              (cost $3,170,559) ............     5,139,542
                                              ------------

INVESTMENTS IN SWISS COMMON STOCK--1.6%
            SEMICONDUCTORS EQUIPMENT &
              RELATED DEVICES--1.6%
  135,000   Micronas Semiconductor*
              (cost $2,739,292) ............     2,722,337
                                              ------------
            Total Investments--97.3%
              (cost $144,958,911) ..........  $164,110,154
            Cash and other assets
              in excess of
              liabilities--2.7% ............     4,631,704
                                              ------------

            NET ASSETS--100.0% .............  $168,741,858
                                              ============

----------
*Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $144,958,911) ...........................................  $164,110,154
Cash and foreign currency (cost $5,278,692) .........................................     5,234,825
Foreign withholding tax refund receivable ...........................................       429,569
Receivable for securities sold ......................................................     1,212,899
Interest receivable .................................................................         5,744
Other assets and receivables ........................................................        12,919
                                                                                       ------------
   Total assets .....................................................................   171,006,110
                                                                                       ------------
LIABILITIES
Payable for securities purchased ....................................................     2,022,841
Payable for shares repurchased ......................................................        17,648
Management fee payable ..............................................................        85,379
Investment advisory fee payable .....................................................        43,304
Accrued expenses and accounts payable ...............................................        95,080
                                                                                       ------------
   Total liabilities ................................................................     2,264,252
                                                                                       ------------
NET ASSETS ..........................................................................  $168,741,858
                                                                                       ============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) ...........................  $432,874,599
Cost of 7,536,798 shares held in treasury ...........................................   (77,204,556)
Undistributed net investment income .................................................     1,203,056
Accumulated net realized loss on investments and foreign currency transactions ......  (207,287,111)
Net unrealized appreciation of investments and foreign currency .....................    19,155,870
                                                                                       ------------
Net assets ..........................................................................  $168,741,858
                                                                                       ============
Net asset value per share ($168,741,858 / 27,212,543 shares of common
   stock issued and outstanding) ....................................................         $6.20
                                                                                       ============


    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF OPERATIONS
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                           FOR THE
                                                                       SIX MONTHS ENDED
                                                                         JUNE 30, 2003
                                                                     ----------------------
NET INVESTMENTINCOME
Investment income
   Dividends (net of foreign withholding taxes of $362,628) ..........   $ 2,257,772
   Interest ..........................................................        25,005
                                                                         -----------
Total investment income ..............................................     2,282,777
                                                                         -----------
Expenses
   Management fee ....................................................       432,204
   Investment advisory fee ...........................................       223,579
   Reports to shareholders ...........................................        63,766
   Custodian and Transfer Agent's fees and expenses ..................        91,197
   Directors' fees and expenses ......................................        93,781
   Legal fee .........................................................        82,376
   Audit fee .........................................................        23,750
   NYSE listing fee ..................................................        19,007
   Miscellaneous .....................................................        51,219
                                                                         -----------
   Total expenses before custody credits* .............................    1,080,879
   Less: custody credits ..............................................       (1,158)
                                                                         -----------
   Net expenses .......................................................    1,079,721
                                                                         -----------
Net investment income .................................................    1,203,056
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments ........................................................   (3,869,965)
   Foreign currency transactions ......................................      536,704
Net change in unrealized appreciation/ depreciation on:
   Investments ........................................................   47,594,711
   Translation of other assets and liabilities from foreign currency ..      (57,399)
                                                                         -----------
Net gain on investments and foreign currency transactions .............   44,204,051
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................  $45,407,107
                                                                         ===========







--------------------------------------------------------------------------------
* The custody credits are attributable to interest earned on U.S. cash balances.

    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
STATEMENT OFCHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    FOR THE             FOR THE
                                                               SIX MONTHS ENDED       YEAR ENDED
                                                                 JUNE 30, 2003     DECEMBER 31, 2002
                                                               ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss)                                 $  1,203,056        $   (749,608)
   Net realized gain (loss) on:
     Investments                                                  (3,869,965)        (71,803,030)
     Foreign currency transactions                                   536,704           1,007,333
   Net change in unrealized appreciation/depreciation on:
     Investments                                                  47,594,711         (12,869,858)
     Translation of other assets and liabilities from
       foreign currency                                              (57,399)             35,163
                                                                ------------        ------------
   Net increase (decrease) in net assets resulting
     from operations                                              45,407,107         (84,380,000)
                                                                ------------        ------------

Capital share transactions:
   Cost of shares repurchased (274,900 and 870,500 shares,
     respectively)                                                (1,169,559)         (3,766,021)
                                                                ------------        ------------
   Net decrease in net assets from capital share transactions     (1,169,559)         (3,766,021)
                                                                ------------        ------------
Total increase (decrease) in net assets                           44,237,548         (88,146,021)

NET ASSETS
Beginning of period                                              124,504,310         212,650,331
                                                                ------------        ------------
End of period (including undistributed net investment
   income of $1,203,056 and $0 as of
   June 30, 2003 and December 31, 2002, respectively)           $168,741,858        $124,504,310
                                                                ============        ============


    The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1. ACCOUNTING POLICIES
The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

During the year ended December 31, 2002, the Fund reclassified permanent book and tax differences as follows:

                                                  INCREASE
                                                 (DECREASE)
                                                 ---------
Undistributed net investment income ............  $749,608
Undistributed net realized gain on investments
  and foreign currency transactions ............  (749,608)
Paid-in capital ................................         0

NOTE 2. MANAGEMENT ANDINVESTMENT ADVISORY AGREEMENTS
The Fund has a Management Agreement with and related undertaking by (collectively, the "Management Agreement") Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2003  (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
For the six months ended June 30, 2003, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $76,863 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2003, were $63,568,224 and $62,273,931, respectively.

The cost of investments at December 31, 2002 was $147,534,583 for United States Federal income tax purposes. Accordingly, as of December 31, 2002, net unrealized depreciation of investments aggregated $28,443,468, of which $6,964,223 and $35,407,691 related to unrealized appreciation and depreciation, respectively.

During the period November 1, 2002 to December 31, 2002, the Fund incurred capital losses of $4,748,045. This loss was deferred for federal income tax purposes to January 1, 2003.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2002 of approximately $199.3 million, of which $111.0 million and $88.3 million will expire in 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. CAPITAL
During the six months ended June 30, 2003 and the year ended December 31, 2002, the Fund purchased 274,900 and 870,500 of its shares of common stock on the open market at a total cost of $1,169,559 and $3,766,021, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 20.7% and 17.9%, respectively. These shares are held in treasury.

NOTE 6. DIVIDEND
On July 14, 2003, the Board of Directors of the Fund declared a dividend of $0.003 per share to stockholders of record on July 24, 2003, payable on July 30, 2003.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                 FOR THE SIX MONTHS
                                                   ENDED JUNE 30,           FOR THE YEARS ENDED DECEMBER 31,
                                                                    ------------------------------------------------------
                                                        2003          2002        2001        2000       1999       1998
                                                      --------      --------    --------    --------   --------   --------
Per share operating performance:
Net asset value:
Beginning of period ................................  $   4.53      $   7.50    $  11.66    $  15.07   $  16.54   $  16.35
                                                      --------      --------    --------    --------   --------   --------
Net investment income (loss) .......................       .04          (.03)       (.01)       (.06)       .06        .06
Net realized and unrealized
   gain (loss) on investments and
   foreign currency transactions ...................      1.62         (2.97)      (4.22)      (1.60)      (.60)      3.54
                                                      --------      --------    --------    --------   --------   --------
Increase (decrease) from
   Investment operations ...........................      1.66         (3.00)      (4.23)      (1.66)      (.54)      3.60
                                                      --------      --------    --------    --------   --------   --------
Increase resulting from
   share repurchases ...............................       .01           .03         .07         .25        .32        .73
                                                      --------      --------    --------    --------   --------   --------
Distributions from net investment income ...........        --            --          --          --         --       (.06)
Distributions from net realized
   foreign currency gains ..........................        --            --          --          --         --       (.02)
Distributions from net realized
   short-term capital gains ........................        --            --          --        (.08)      (.05)      (.92)
Distributions from net realized
   long-term capital gains .........................        --            --          --       (1.65)     (1.02)     (2.66)
                                                      --------      --------    --------    --------   --------   --------
Total distributions+ ...............................        --            ---         --       (1.73)     (1.07)     (3.66)
                                                      --------      --------    --------    --------   --------   --------
Dilution in NAV from dividend
   reinvestment ....................................        --            --          --        (.27)      (.18)      (.48)
                                                      --------      --------    --------    --------   --------   --------
Net asset value:
   End of period ...................................  $   6.20      $   4.53    $   7.50    $  11.66   $  15.07   $  16.54
                                                      ========      ========    ========    ========   ========   ========
Market value:
   End of period ...................................  $   4.93      $   3.55    $   5.87    $  8.875   $  12.25   $12.9375
Total investment return for the period:++
   Based upon market value .........................    38.87%***   (39.52)%    (33.86)%    (14.35)%      3.64%     21.58%
   Based upon net asset value ......................    36.87%***   (39.60)%    (35.68)%    (11.46)%    (2.22)%     23.85%
Ratio to average net assets:
   Total expenses before custody credits* ..........     1.55%**       1.48%       1.25%       1.09%      1.08%       .98%
   Net investment income (loss) ....................      .86%****    (.46)%      (.06)%      (.40)%       .40%       .25%
   Portfolio turnover ..............................    91.56%**      98.55%      86.65%      69.61%     31.70%     63.27%
Net assets at end of period
   (000's omitted) .................................  $168,742      $124,504    $212,650    $345,589   $432,864   $505,058

----------
    + For U.S. tax purposes, total distributions consisted of:
       Ordinary income                                      --            --          --       $ .08      $ .05      $1.00
       Long term capital gains                              --            --          --        1.65       1.02       2.66
                                                          ----          ----       -----       -----      -----      -----
                                                                          --          --       $1.73      $1.07      $3.66
                                                          ----          ----       -----       -----      -----      -----
   ++ Total investment return based on market value is calculated  assuming that shares of the Fund's  common stock were  purchased  at the closing  market price as of the beginning of the year, dividends,  capital gains and other distributions  were  reinvested  as  provided  for in the Fund's  dividend reinvestment  plan and then sold at the closing  market price per share on the last day of the  year.  The  computation  does not  reflect  any sales commission  investors  may incur in  purchasing  or selling  shares of the
      Fund.  The  total  investment  return  based  on the net  asset  value  is similarly  computed  except that the Fund's net asset value is substituted for the closing market price.
    * The custody  credits are  attributable  to  interest  earned on U.S.  cash balances. The ratio of total expenses after custody credits to average net assets are 1.55%,  1.47%,  1.25%,  1.08%,  1.07% and .98% for 2003,  2002,
      2001, 2000, 1999 and 1998, respectively.
   ** Annualized.
  *** Not Annualized.
 **** Not Annualized.  The ratio for six months ended June 30, 2003 has not been annualized since the Fund believes it would not be appropriate because the
      Fund's dividend income is not earned ratably throughout the fiscal year.

THE NEW GERMANY FUND, INC.
REPORT OF STOCKHOLDERS' MEETING (UNAUDITED)
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of The New Germany Fund, Inc. was held on June 24, 2003. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):


1. To elect three Directors, each to serve for a term of three years and until their successors are elected and qualify.

                                                     NUMBER OF VOTES
                                                  --------------------
                                           FOR                        WITHHELD
                                       ------------                 ------------
Dr. Franz Wilhem Hopp                   21,709,786                    1,086,002
Ernst Ulrich Matz                       21,714,344                    1,081,444
Frank Tromel                            21,715,215                    1,080,573


2. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2003.

                                                   NUMBER OF VOTES
                                                  ------------------
                                       FOR            AGAINST          ABSTAIN
                                 ------------        ---------        ---------
                                  22,312,651          212,189          270,948

  EXECUTIVE OFFICES
  345 PARK AVENUE, NEW YORK, NY 10154
  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-GERMANY IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE BANK SECURITIES INC.
  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH
  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY
  LEGAL COUNSEL
  SULLIVAN & CROMWELL LLP
  INDEPENDENT ACCOUNTANTS
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS
  CHRISTIAN STRENGER
  CHAIRMAN AND DIRECTOR
  JOHN A. BULT
  DIRECTOR
  JOHN H. CANNON
  DIRECTOR
  RICHARD KARLGOELTZ
  DIRECTOR
  DR. FRANZ WILHELM HOPP
  DIRECTOR
  ERNST-ULRICH MATZ
  DIRECTOR
  DR. FRANK TROMEL
  DIRECTOR
  ROBERT H. WADSWORTH
  DIRECTOR
  PETER ZUHLSDORFF
  DIRECTOR
  RICHARD T. HALE
  PRESIDENT AND CHIEF EXECUTIVE OFFICER
  HANSPETER ACKERMANN
  CHIEF INVESTMENT OFFICER
  JUDITH HANNAWAY
  VICE PRESIDENT
  BRUCE A. ROSENBLUM
  SECRETARY
  CHARLES A. RIZZO
  CHIEF FINANCIAL OFFICER AND TREASURER
  KATHLEEN SULLIVAN D'ERAMO
  ASSISTANT TREASURER
------------------

24698 (8/03)


--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:
                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MDAX, NEMAX 50 and MCAPM indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.
--------------------------------------------------------------------------------

                               -------------------
                                [GRAPHIC OMITTED]
                                       GF
                                     LISTED
                                     NYSE(R)
                               -------------------

                 Copies of this report and other information are
                       available at:www.newgermanyfund.com

                     Please note that the Fund is producing
                          monthly newsletters which are
                        e-mailed in Acrobat. If you would
                        like to receive these please call
                      our Shareholder Services Department:
                              1-800-GERMANY ext. 0
                  and a representative will take your request.

ITEM 2.  CODE OF ETHICS.

                            Not currently applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

                            Not currently applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            Not currently applicable.

ITEM 5.  [RESERVED]

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.


Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The New Germany Fund


By:                                 /s/ Richard T. Hale
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         The New Germany Fund

By:                                 /s/ Richard T. Hale
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               August 19, 2003



By:                                 /s/ Charles A. Rizzo
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               August 19, 2003